U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K/A
                                (Amendment No.1)


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 6, 2003




                                   SHAFT, INC.
                 (Name of small business issuer in its charter)


      Nevada                        000-31783                   870660287
--------------------                ---------                   ----------
State or jurisdiction               Commission                I.R.S.Employer
of incorporation or                 file                      Identification
organization                        number                    No.


20 Old Turnpike Road, Nanuet, NY                              10954
--------------------------------                              ----------
Address of principal executive offices                        Zip Code


                                 (845) 623-6888
                                 --------------
                 Issuer's Telephone Number, Including Area Code

*Former address of principal executive offices have changed since last report. The former address was 1981 Murray Holladay Rd., Salt Lake City, UT 84117.



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 6, 2003, Shaft, Inc., a Nevada corporation (the "Company"), consummated the acquisition (the "Acquisition") of all of the outstanding shares of Elegant Concrete Technologies, Inc., a New York corporation ("Elegant"), pursuant to an Agreement and Plan of Reorganization (the "Agreement") among the Company, Elegant, and the shareholders of Elegant ("Shareholders").

     Elegant is a privately held corporation that intends to engage in business that involves engraving permanent patterns into existing concrete mostly for exterior floors and patios. The engraved patterns look like tile, but cost significantly less. Elegant is a developmental stage company, organized under the laws of the State of New York on April 3, 2002. It recorded approximately $200,000 in net sales from inception through November 30, 2002. Elegant intends, within the next year, to open operations first in the New York City metropolitan region, and then in other cities throughout the country. Such expansion is based on the ability of Elegant to obtain the necessary financing, however there are no assurances that such financing can be obtained.

     The principal assets of Elegant as of November 30, 2002 consisted of $1,000 in cash or cash equivalents; $1,500 of accounts receivables; $1,000 in inventories; and loans to officers. Elegant had approximately $60,000 in liabilities as of November 30, 2002.

     The Company delivered at the closing (the "Closing") of the Acquisition 500,000 restricted shares of its common stock in exchange for 167 2/3 shares of



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Elegant common stock,  which represents all of the outstanding  shares of common stock of Elegant, par value $1.00, in what is intended to be a tax-free reorganization. The Company made certain representations and warranties in the Agreement, which were confirmed by the officers and directors of the Company. The Company paid no separate consideration for such confirmation. Also pursuant to the Acquisition, the shareholders, directors and officers of the Company contributed 208,755 shares of common stock of the Company as capital. After the Acquisition, the Company now has 994,000 shares of common stock issued and outstanding.

     The Board of Directors of the Company approved a forward stock split of the Company's common stock, par value $.001 per share ("Common Stock"), whereby each outstanding share of Common Stock will be combined, converted and changed into ten shares of Common Stock. The Board of Directors approved the forward stock split on January 6, 2003, and such a split shall become effective upon the record date to shareholders. Stockholders of record on the record date are entitled to receive ten shares of Common Stock for every one share of Common Stock which are held as of the record date. After the stock split, the Company will have 9,940,000 shares of common stock issued and outstanding.

     The Company plans to enter into Employment Agreements with the current Chief Executive Officer and Chief Financial Officer of Elegant, who have become the Chief Executive Officer and Chief Financial Officer of the Company, respectively. Such officers were shareholders of Elegant, who received together 325,000 shares of the exchange consideration.



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     The amount of  consideration  paid by the  Company  as set forth  above was determined by arms-length negotiations between the parties involved. During such negotiations, the parties considered, among other things, the present stage of development of the business and operations of Elegant, the condition of its assets, its financial condition, the market for its products and its future business prospects. Further, as a result of the Acquisition, the Company's principal place of business has changed to 20 Old Turnpike Rd., Nanuet, NY 10954.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) (1) The Registrant has decided not to engage Andersen Andersen & Strong, L.C. ("Andersen") to serve as the Company's independent accountant for the audit of its financial statements for the year ended December 31, 2002.

         (2) Andersen's reports on the Registrants' financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         (3) The decision not to engage Andersen as its independent accountant was made by the Registrant's Board of Directors on January 6, 2003.



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         (4) In connection with the audits for the two most recent fiscal years and through the effective date of the dismissal, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference thereto in its report on the Registrants' financial statements.

     (b) (1) The Registrant intends to engage the firm of Sacher & Co., P.C. to serve as the Registrant's independent accountant for fiscal year 2002.

         (2) The decision to engage Sacher & Co., P.C. to serve as the Registrant's independent accountant for fiscal year 2002 was made by the Registrant's Board of Directors on January 6, 2003.

         (3) At no time during the Registrant's fiscal years 2001 or 2002 or since has the Registrant or anyone acting on the Registrant's behalf consulted with Sacher & Co., P.C. regarding (a) the application of accounting principles to a specified transaction; (b) the type of audit opinion that might be rendered on the Registrant's financial statements; or (c) any matter that was the subject of a disagreement as defined in Section 304(a)(1)(iv) and its related instructions of Regulation S-K, or a reportable event as described in Section 304(a)(1)(v) of Regulation S-K.


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     Alan Hillsberg and Anthony Costanzo have been appointed to, and shall be the sole members of, the Board of Directors of the Company. Mr. Hillsberg is the President and founder of Elegant, while Mr. Costanzo has been associated with PTI Holding, Inc. for eight years, the last four years serving as that company's Chief Financial Officer.

     Pursuant to the Agreement, Jennifer Harris has resigned as a director of the Company. Ms. Harris resigned because she indicated that it would be in the best interests of the Company to have new directors due to the Acquisition.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

     (a)  Financial Statements.

          In accordance with Item 7(a)(4),  the financial statements required by
          Item 7(b) are not included in this report. The Company expects that such financial statements will be filed within the 60--day period provided by Item 7(a)(4).

     (b)  Pro-Forma Financial Information.

          In accordance with Item 7(a)(4),  the financial statements required by
          Item 7(b) are not included in this report. The Company expects that such financial statements will be filed within the 60--day period provided by Item 7(a)(4).

     (c)  Exhibits.

          Exhibit No.      Description
          ----------       -----------

             1             Agreement  and Plan of  Reorganization  dated
                           January 3, 2003, by and among the Company, Elegant, and the Shareholders.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 6, 2003

                                            SHAFT, INC.

                                            By:   /S/ Alan Hillsberg
                                                  ----------------------
                                            Name: Alan Hillsberg
                                            Its:  President


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January 6, 2003

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir/Madam:

We have read the statements made in Item 4, to be included in the Form 8-K filed by Shaft, Inc., dated January 6, 2003, to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

         Very truly yours,




         Andersen Andersen & Strong, L.C.

         By:   /S/ Rex Andersen
               ---------------------------
         Name: Rex Andersen
         Its:  Partner